Philadelphia Fund, Inc.

    Supplement, dated June 25, 1997 to Statement of Additional Information, dated April 1, 1997.


Effective June 25, 1997 the first sentence under the caption "Independent Certified Public Accountants" on page 10 is changed to read as follows:


         "Briggs, Bunting & Dougherty, LLP, Philadelphia, PA, serve as independent certified public accountants of the fund."